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                                                                  NUVEEN
                                                                     Investments

--------------------------------------------------------------------------------
Nuveen Growth Funds
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                                    Semiannual Report dated January 31, 2002

For investors seeking long-term capital preservation.

[PHOTOS APPEAR HERE]
















                                                          Nuveen Innovation Fund
                                                Nuveen International Growth Fund
                                                  Nuveen Rittenhouse Growth Fund

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Dear Shareholder,

[Photo of Timothy R. Schwertfeger appears here]

As we keep a close eye on the possible ripple effects coming from events like the September 11 attacks and the heightened focus on Enron's accounting issues, the financial markets have reacted with volatility and uncertainty. Although difficult for many investors, this wavering in the markets can be a positive in that it creates the opportunity to buy high-quality companies at valuations that don't necessarily reflect their potential long-term growth rates. Though we can't predict when a turnaround may happen, we believe your Fund is poised for better days ahead.

As we await a friendlier environment for growth investing, we plan to stick to our investment disciplines and experience. In the following pages, you'll find your semiannual report. It features a recent conversation with your portfolio manager and data to help you evaluate your Fund's performance.

This book includes reports for three Nuveen growth offerings: Nuveen Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund.

Nuveen's Innovation and International Growth funds are managed by Columbus Circle Investors (CCI), which applies its more than 25 years of money-management experience to seek strong investment results. The Innovation Fund searches for fast-growing domestic companies, while the International Growth Fund invests in global businesses.

Our Rittenhouse investment team manages the Nuveen Rittenhouse Growth Fund. The team focuses on financially strong companies that display consistent earnings growth and global market leadership. Our Rittenhouse team has been investing in growth stocks for 20 years. During that time, they've achieved strong results during all types of market conditions.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
March 15,2002

================================================================================

Dear Shareholder....................................1
Nuveen Innovation Fund
   Portfolio Manager's Comments.....................2
   Spotlight Page...................................4
Nuveen International Growth Fund
   Portfolio Manager's Comments.....................5
   Spotlight Page...................................7
Nuveen Rittenhouse Growth Fund
   Portfolio Manager's Comments.....................8
   Spotlight Page..................................10
Portfolio of Investments...........................11
Statement of Net Assets............................18
Statement of Operations............................19
Statement of Changes in Net Assets.................20
Notes to Financial Statements......................22
Financial Highlights...............................28
Fund Information...................................33

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Portfolio Manager's Comments

Nuveen Innovation Fund
================================================================================

Nuveen Innovation Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $3.5 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during the six months ended January 31, 2002, we spoke with Parke Logan, co-portfolio manager of the fund and managing director of CCI, the fund's subadvisor.

Q. How would you characterize the market environment of the last six months?

A. Investors were very concerned about the economy at the beginning of the reporting period. These worries intensified after the September 11 terrorist attacks, which further depressed the economy and made stock investors even more cautious. Fearing the worst, investors quickly sold off their stocks, sending the market 12 percent lower in just the first five trading days after September 11.

As we moved into the fourth quarter of 2001, however, we saw signs that the outlook for corporate profits was better than many analysts expected. Our opinion was proven correct as the period progressed. Economic data gradually became more attractive, and stock prices began to recover, surpassing their pre-September 11 levels. They remained below the levels where they began the period, though. This was partly because of widespread accounting concerns, precipitated by the sudden collapse of energy-trading company Enron, a stock the fund never owned during the period.

Q. How did the fund perform during the past six months?

A. The fund declined 3.34 percent in the six months ended January 31, 2001, in an environment that continued to be challenging for growth investors. This result surpassed that of the broad stock market, as measured by the Standard & Poor's 500 Index/1/, which lost 6.04 percent during the same time frame. The fund also did better than the average technology fund, which, as measured by the Lipper Science and Technology Funds Index/2/, fell 10.50 percent during the same period.

For the 12 months that ended January 31, 2002--a period that included an extra six months of a poor environment for the types of stocks we typically invest in--the fund lost 40.15 percent, compared to a decline of 16.17 percent for the S&P 500 and a fall of 41.77 percent for the fund's Lipper peer group during the same period.

Q. What was your strategy in managing the fund?

A. At the start of the six-month period, we generally positioned the fund defensively. This meant focusing on established companies that were acknowledged leaders in their industries and that offered increased potential for stable earnings because of their size and dominant market position. In our opinion, these companies--which included such names as Dell, Microsoft, Intel, and Cisco--offered the potential for favorable performance while moderating the fund's investment risk.

Another way we managed the fund defensively was to invest in a handful of regional Bell operating companies--the nation's large local telephone service providers. These are commonly viewed as some of the most defensive investments in the technology universe, and the fund benefited from owning them during a highly uncertain market environment.

Performance figures are quoted for Class A shares at net asset value.

1 The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

2 The Lipper Science & Technology Funds Index is an unmanaged index representing the average annualized, total returns of the 30 largest funds in the Lipper Science & Technology Funds category. An index is not available for direct investment.

Our investment discipline--to look for stocks that display positive momentum in their business fundamentals and positive surprise in their results--allows us early on to identify possible investment trends. As a result, we were in a position to benefit beginning in early October, when we started hearing favorable comments from leading technology companies, leading us to believe that fundamentals were improving. We became more confident that the worst of the economic downturn was behind us, and positioned the fund somewhat more aggressively. We increased the fund's weighting in more economically sensitive businesses, such as semiconductor companies, which, after enduring two years of brutal market conditions, we believe are beginning to recover.

We also began increasing our exposure to stocks that may benefit from an increased emphasis on data security since September 11. For example, we added to our investments in both data-storage and Internet security companies, two sectors of the economy we think will become even more important in a world vulnerable to potential disasters.

Q. What do you see ahead, and how do you plan to manage the fund in such an environment?

A. After the reporting period closed, we received even more confirmation that the economy is recovering faster than expected: a new GDP report indicated the economy grew 1.4 percent in the fourth quarter, well above expectations. We feel optimistic about the economic environment and are hopeful that corporate profits will continue to improve as well. We think that the final piece of the puzzle will be for companies to resume spending on technology-related projects.

If technology fundamentals and earnings continue to improve, we plan to continue positioning the portfolio more aggressively. This would likely mean continuing a focus on semiconductor stocks. It would also encourage us to look more closely at other tech industries, such as hardware, software, and, eventually telecommunications equipment--all of which we believe may be well positioned to generate strong earnings in the future.

We realize that it has been a very tough time for technology investors. Yet we're optimistic that a lot of well-managed companies may come out of this downturn healthier and with higher earnings potential than before. Our goal for shareholders is to find and invest in these companies with the best prospects for future success.


The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

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Fund Spotlight
As of January 31, 2002                                    Nuveen Innovation Fund
================================================================================
Quick Facts

                           A Shares     B Shares     C Shares      R Shares
---------------------------------------------------------------------------
NAV                          $11.27       $11.09       $11.09        $11.33
---------------------------------------------------------------------------
CUSIP                     67065W886    67065W878    67065W860     67065W852
---------------------------------------------------------------------------
Inception Date                12/99        12/99        12/99         12/99
---------------------------------------------------------------------------

Annualized Total Returns as of 1/31/02/1/
A Shares                                NAV        Offer
1-Year                              -40.15%      -43.59%
--------------------------------------------------------
Since Inception                     -23.74%      -25.84%
--------------------------------------------------------

B Shares                           w/o CDSC       w/CDSC
1-Year                              -40.60%      -42.98%
--------------------------------------------------------
Since Inception                     -24.32%      -25.76%
--------------------------------------------------------

C Shares                                NAV
1-Year                              -40.63%
--------------------------------------------------------
Since Inception                     -24.32%
--------------------------------------------------------

R Shares                                NAV
1-Year                              -39.96%
--------------------------------------------------------
Since Inception                     -23.55%
--------------------------------------------------------

Top Ten Stock Holdings/2/
Cisco Systems, Inc.                                 5.8%
--------------------------------------------------------
Microsoft Corporation                               5.6%
--------------------------------------------------------
Intel Corporation                                   4.5%
--------------------------------------------------------
Oracle Corporation                                  3.8%
--------------------------------------------------------
Texas Instruments Incorporated                      3.5%
--------------------------------------------------------
Dell Computer Corporation                           3.5%
--------------------------------------------------------
KLA-Tencor Corporation                              3.4%
--------------------------------------------------------
Overture Services, Inc.                             2.9%
--------------------------------------------------------
Applied Materials, Inc.                             2.9%
--------------------------------------------------------
Brocade Communications Systems, Inc.                2.8%
--------------------------------------------------------

Annualized Total Returns as of 12/31/01/1/
A Shares                                NAV        Offer
1-Year                              -43.22%      -46.48%
--------------------------------------------------------
Since Inception                     -25.50%      -27.68%
--------------------------------------------------------

B Shares                           w/o CDSC       w/CDSC
1-Year                              -43.63%      -45.89%
--------------------------------------------------------
Since Inception                     -26.07%      -28.83%
--------------------------------------------------------

C Shares                                NAV
1-Year                              -43.66%
--------------------------------------------------------
Since Inception                     -26.07%
--------------------------------------------------------

R Shares                                NAV
1-Year                              -43.03%
--------------------------------------------------------
Since Inception                     -25.30%
--------------------------------------------------------

Portfolio Statistics
Total Net Assets ($000)                         $ 51,245
--------------------------------------------------------
Average Market Capitalization (stocks)/3/    $56 billion
--------------------------------------------------------
Number of Stocks                                      45
--------------------------------------------------------
Beta/3/                                               2.04
--------------------------------------------------------
Expense Ratio/4/                                   2.07%
--------------------------------------------------------

Top Five Industry Diversification/2/
Semiconductors                                     27.1%
--------------------------------------------------------
Systems Software                                   16.0%
--------------------------------------------------------
Networking Equipment                               10.3%
--------------------------------------------------------
Application Software                               10.0%
--------------------------------------------------------
Computer Hardware                                   7.4%
--------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of January 31, 2002. Holdings are subject to change.

3    As of December 31, 2001.

4    Class A shares after credit/reimbursement.

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Portfolio Manager's Comments

Nuveen International Growth Fund
================================================================================

Nuveen International Growth Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $3.5 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during the six months ended January 31, 2002, we spoke with Matthew Goldsmith, co-portfolio manager of the fund and managing director of CCI, the fund's subadvisor.

Q. How did the fund perform during the past six months?

A. The fund declined 6.47 percent amid a continued challenging global environment for stock investors. Although we were disappointed by the negative performance, we were pleased that the fund's results exceeded those of two benchmarks against which we regularly evaluate performance:

 . International stock markets, as measured by the Morgan Stanley Capital
   International (MSCI) All-Country World Free ex USA Index/1/, fell 9.15 percent during the past six months.

 . The fund's peers, as measured by the Lipper International Funds Index/2/, declined 9.13 percent during that same time.

Meanwhile, during the 12-month period ended January 31, 2002--a period that included an extra six months of a poor environment for international growth stocks--the fund lost 26.11 percent, compared to a drop of 24.08 percent for the MSCI index and a decline of 23.04 percent for the fund's Lipper peer group during that same time period.

Q. What were some of the most significant market factors that affected this performance?

A. As the period began, the world's major economies were suffering from a synchronized global slowdown. This slowdown was further accelerated by the effects of the September 11 terrorist attacks in the United States. World stock markets plunged following the attacks, as investors feared potential economic and political consequences.

By the year's fourth quarter, however, it became increasingly clear that the worldwide economic downturn was bottoming. Consumer spending, especially in the U.S., remained high, and the positive effects of global interest-rate cuts were becoming more and more evident. In this environment, investors were active buyers of foreign stocks once again. Stock prices around the world rose sharply, though they still remained well below the levels they attained when the period began. Helping keep valuations down were ongoing concerns about accounting issues, stemming from the implosion of Enron, the U.S. energy-trading business.

Q. In light of this overall environment, how did you position the fund?

A. Regardless of what's happening in the market at any given time, we always stick to our basic investment discipline: We seek companies that display positive momentum in their business fundamentals and positive surprise in their results.

While maintaining this consistent approach, we managed the fund to try to best take advantage of current

Performance figures are quoted for Class A shares at net asset value.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in the foreign developed countries.

1 The Morgan Stanley Capital International All-Country World Free ex USA Index is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 14 European countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. Indices are not available for direct investment.

2 The Lipper International Funds Index is an unmanaged index representing the average annualized total returns of the 30 largest funds in the Lipper International Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. Indices are not available for direct investment.

market conditions. Early in the period, for example, we saw the uncertainty of the global economic situation and adopted a defensive portfolio weighting. In particular, we invested in stable-growth companies, those whose earnings have tended to remain solid even during tough economic times. The fund's stable-growth holdings included health-care and consumer-product stocks, which fared well despite the global slowdown. Also to moderate portfolio risk, we trimmed the fund's investments in cyclical-growth companies, meaning those whose earnings are more correlated to economic cycles. This involved reducing the fund's weighting in information technology and financial stocks, which fell along with the economy early in the period.

Toward the end of the reporting period, when it seemed that the worst of the economic downturn was behind us, we moved the portfolio in a somewhat more aggressive direction. We began embracing more economically sensitive stocks we had avoided earlier in the period and reduced the fund's exposure to defensively oriented stocks that had been favored the previous summer.

Compared to our benchmark, we continued to be significantly underweighted in Japanese stocks. In our opinion, Japan's economy remained challenged and was likely to stay that way until needed financial reforms are put in place. This underexposure to Japan helped the fund's performance relative to our benchmark, as did the fund's very modest exposure to emerging markets, which as a group were dragged down by an ongoing currency crisis in Argentina.

Q. What do you see ahead, and how do you plan to manage the fund in such an environment?

A. We're optimistic the economic recovery that already appears to be underway may continue. Global interest-rate reductions have provided a more attractive environment for companies to borrow the capital they need to grow their business. Consumer spending, meanwhile, remains strong; continued low interest rates may encourage consumers to continue buying automobiles and refinance their mortgages at a steady pace.

In short, we think the economy is in much better shape than it was six months ago, even if we're not necessarily expecting economic growth to continue at the pace it set in the late 1990s. In this type of climate, we'll continue moving the fund in a more aggressive direction, increasing the portfolio's economic sensitivity by investing in stocks positioned to benefit from increases in corporate and consumer spending.


The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

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Fund Spotlight
As of January 31, 2002                          Nuveen International Growth Fund
================================================================================
Quick Facts

                          A Shares     B Shares     C Shares      R Shares
--------------------------------------------------------------------------------
NAV                         $15.17       $14.93       $14.92        $15.24
--------------------------------------------------------------------------------
CUSIP                    67065W506    67065W605    67065W704     67065W803
--------------------------------------------------------------------------------
Inception Date               12/99        12/99        12/99         12/99
--------------------------------------------------------------------------------

Annualized Total Returns as of 1/31/02/1/
A Shares                       NAV     Offer
1-Year                     -26.11%   -30.35%
--------------------------------------------
Since Inception            -12.24%   -14.67%
--------------------------------------------

B Shares                  w/o CDSC    w/CDSC
1-Year                     -26.67%   -29.60%
--------------------------------------------
Since Inception            -12.90%   -14.57%
--------------------------------------------

C Shares                       NAV
1-Year                     -26.72%
--------------------------------------------
Since Inception            -12.93%
--------------------------------------------

R Shares                       NAV
1-Year                     -25.98%
--------------------------------------------
Since Inception            -12.05%
--------------------------------------------

Top Ten Country Allocation/2/
United Kingdom                         18.2%
--------------------------------------------
Switzerland                             9.9%
--------------------------------------------
Spain                                   9.7%
--------------------------------------------
Germany                                 9.5%
--------------------------------------------
Japan                                   9.4%
--------------------------------------------
Finland                                 9.3%
--------------------------------------------
France                                  8.2%
--------------------------------------------
Italy                                   7.1%
--------------------------------------------
Belgium                                 3.4%
--------------------------------------------
Australia                               2.9%
--------------------------------------------

Annualized Total Returns as of 12/31/01/1/
A Shares                       NAV     Offer
1-Year                     -26.46%   -30.68%
--------------------------------------------
Since Inception            -11.40%   -13.99%
--------------------------------------------

B Shares                  w/o CDSC    w/CDSC
1-Year                     -27.04%   -29.96%
--------------------------------------------
Since Inception            -12.08%   -14.38%
--------------------------------------------

C Shares                       NAV
1-Year                     -27.01%
--------------------------------------------
Since Inception            -12.08%
--------------------------------------------

R Shares                       NAV
1-Year                     -26.31%
--------------------------------------------
Since Inception                      -11.20%
--------------------------------------------

Top Five Stock Holdings/2/
Logitech International S.A.            3.3%
--------------------------------------------
Grupo Ferrovial, S.A.                  3.0%
--------------------------------------------
Hartwall Oyj Abp                       2.9%
--------------------------------------------
Rio Tinto Limited                      2.9%
--------------------------------------------
Adidas-Salomon AG                      2.8%
--------------------------------------------

Portfolio Statistics
Total Net Assets ($000)              $24,479
--------------------------------------------
Number of Stocks                          49
--------------------------------------------
Beta/3/                                1.50%
--------------------------------------------
Expense Ratio/4/                       1.92%
--------------------------------------------

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in the foreign developed countries.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of January 31, 2002. Holdings are subject to change.

3    As of December 31, 2001.

4    Class A shares after credit/reimbursement.

Portfolio Manager's Comments

Nuveen Rittenhouse Growth Fund
================================================================================
To help you better understand your investment, we recently sat down with John P. Waterman, chief investment officer at Rittenhouse Financial Services, a subsidiary of Nuveen Investments and portfolio manager of Nuveen Rittenhouse Growth Fund, for his thoughts on recent fund performance. The following discussion focuses on factors that influenced fund results between July 31, 2001, and January 31, 2002.

Q. How did the fund perform during the period?

     A. The fund declined 6.65 percent for the six months ended January 31, 2002. This performance was in line with that of the overall stock market, as measured by the Standard & Poor's 500 Index/1/, which lost 6.69 percent during the same time frame. Meanwhile, the fund's results slightly trailed those of the Russell 1000 Growth Index/2/, which measures the performance of large-cap growth stocks and declined 6.51 percent. Compared to other large-cap growth funds, however, the Rittenhouse Growth Fund performance was better; the Lipper Large Cap Growth Index/3/ fell 7.22 percent during the period.

During the 12-month period that ended January 31, 2002--a period that included an extra six months of a poor environment for large-cap growth stocks--the fund fell 19.53 percent, compared to a decline of 16.17 percent for the S&P 500, a decline of 26.88 percent for the Russell 1000 Growth Index, and a decline of
27.69 percent for the fund's Lipper peer group during the same timeframe.

Q. What economic and market factors affected fund performance during the last six months?

A. Several major themes influenced the fund. First, corporate earnings--which drive stock prices--continued to decline sharply. While it's tough for any investor to succeed in an environment when earnings are falling, it's especially difficult for growth investors, who depend on earnings growth to fuel increases in stock prices.

The September 11 terrorist attacks also significantly influenced fund results. Before the attacks, we, along with many market observers, thought the stock market was due for a recovery. Our view changed substantially after the attacks, which further depressed corporate earnings and shook investors' already-fragile confidence. Immediately after the attacks, investors became wary of stocks, sending valuations plummeting across the board. Although stocks eventually recovered from their lows and even surpassed their pre-September 11 levels, they still finished the period below their starting point.

Q. How did you manage the fund in such an environment?

A. Regardless of current market conditions, we always follow a consistent management approach: We look to invest in blue-chip companies with a history of consistent growth and financial strength. In our opinion, focusing on companies with strong earnings is the best way to identify the types of businesses we want for the fund's portfolio. During difficult times, such as what we experienced during the reporting period, we simply redouble our efforts and work harder than ever to identify companies we believe may continue to grow their earnings.

During the period, we kept the portfolio focused on stable-growth stocks, which historically have grown their earnings consistently over time. Stable-growth

 Performance figures are quoted for Class A shares at net asset value.

 1 The Standard and Poor's 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

 2 The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 includes the largest 1000 firms in the Russell 3000.

 3 The Lipper Large Cap Growth Funds Index is an unmanaged index representing the average annualized total returns of the 30 largest funds in the Lipper Large Cap Growth Funds category.

stocks continued to make up slightly more than two-thirds of the fund's holdings. The rest of the portfolio consisted of cyclical growth stocks, those that have tended to perform best during strong economic times. Because it was more difficult to identify stocks with growing earnings during such a challenging market environment, we took steps to manage the portfolio's risk. Therefore, we increased the fund's diversification by investing in more stocks than we did in recent years. This approach offered the fund some added protection against a substantial decline in any of our individual holdings.

Q. Many stocks encountered difficulty during the period because of accounting concerns. How was the fund affected?

A. When Enron collapsed under the weight of its misleading financial statements, investors started paying much closer attention to how companies account for their profits and debts. Some of the fund's holdings--such as Tyco, General Electric, IBM, and American International Group--were victims of this increased scrutiny. Investors wanted to see more disclosure on these companies' financial statements, and sold their stock to avoid owning the "next" Enron. While Enron, a stock we sold during the period, appears to have furnished investors with misleading information, these other companies have provided significant disclosure in response to investor concerns. We think that these businesses remain solid investments and are continuing to stand by them.

Q. What do you see ahead?

A. We believe the economy is poised for a modest recovery, thanks to continued strength in consumer spending, low interest rates, and modest inflation. Better economic times will mean a rebound in corporate earnings and should generate a corresponding increase in stock prices. Another potential positive sign for investors is that the stock market has declined for the past two years; not since World War II has the S&P 500 declined three years in a row. Although the market could certainly fall again this year, history points out the infrequency of such an event.

   In our opinion, the fund is well positioned for such an environment. We have invested in stocks we expect to deliver strong earnings growth. Moreover, many of these companies now appear to be priced at extremely attractive levels. If these companies continue to generate the type of earnings growth they've historically realized, we believe they--and the fund--may be poised for better times ahead.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

Fund Spotlight

As of January 31, 2002                            Nuveen Rittenhouse Growth Fund
================================================================================
Quick Facts

                          A Shares     B Shares     C Shares      R Shares
--------------------------------------------------------------------------------
NAV                         $22.33       $21.67       $21.69        $22.57
--------------------------------------------------------------------------------
CUSIP                    67065W100    67065W209    67065W308     67065W407
--------------------------------------------------------------------------------
Inception Date               12/97        12/97        12/97         12/97
--------------------------------------------------------------------------------

Annualized Total Returns as of 1/31/02/1/
A Shares                                NAV     Offer
1-Year                              -19.53%   -24.15%
-----------------------------------------------------
3-Year                               -3.97%    -5.85%
-----------------------------------------------------
Since Inception                       2.80%     1.33%
-----------------------------------------------------

B Shares                           w/o CDSC    w/CDSC
1-Year                              -20.13%   -23.32%
-----------------------------------------------------
3-Year                               -4.68%    -5.65%
-----------------------------------------------------
Since Inception                       2.05%     1.59%
-----------------------------------------------------

C Shares                                NAV
1-Year                              -20.11%
-------------------------------------------
3-Year                               -4.68%
-------------------------------------------
Since Inception                       2.08%
-------------------------------------------

R Shares                                NAV
1-Year                              -19.34%
-------------------------------------------
3-Year                               -3.73%
-------------------------------------------
Since Inception                       3.07%
-------------------------------------------

Top Ten Stock Holdings/2/
American International Group, Inc.               5.2%
-----------------------------------------------------
Wal-Mart Stores, Inc.                            5.2%
-----------------------------------------------------
Pfizer Inc.                                      5.0%
-----------------------------------------------------
Colgate-Palmolive Company                        4.8%
-----------------------------------------------------
General Electric Company                         4.8%
-----------------------------------------------------
Microsoft Corporation                            4.2%
-----------------------------------------------------
Medtronic, Inc.                                  4.1%
-----------------------------------------------------
Amgen Inc.                                       4.1%
-----------------------------------------------------
MBNA Corporation                                 4.1%
-----------------------------------------------------
Walgreen Co.                                     4.0%
-----------------------------------------------------

Annualized Total Returns as of 12/31/01/1/
A Shares                                NAV     Offer
1-Year                              -19.11%   -23.76%
-----------------------------------------------------
3-Year                               -2.75%    -4.64%
-----------------------------------------------------
Since Inception                       3.61%     2.08%
-----------------------------------------------------

B Shares                           w/o CDSC    w/CDSC
1-Year                              -19.75%   -22.96%
-----------------------------------------------------
3-Year                               -3.48%    -4.46%
-----------------------------------------------------
Since Inception                       2.84%     2.38%
-----------------------------------------------------

C Shares                                NAV
1-Year                              -19.71%
-----------------------------------------------------
3-Year                               -3.48%
-----------------------------------------------------
Since Inception                       2.87%
-----------------------------------------------------

R Shares                                NAV
1-Year                              -18.92%
-----------------------------------------------------
3-Year                               -2.51%
-----------------------------------------------------
Since Inception                       3.88%
-----------------------------------------------------

Portfolio Statistics
Total Net Assets ($000)                      $493,001
-----------------------------------------------------
Beta/3/                                          0.85
-----------------------------------------------------
Average Market Capitalization (stocks)/3/$127 billion
-----------------------------------------------------
Average P/E (stocks)/3/                          31.3
-----------------------------------------------------
Number of Stocks                                   35
-----------------------------------------------------
Expense Ratio/4/                                1.37%
-----------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of January 31, 2002. Holdings are subject to change.

3    As of December 31, 2001.

4    Class A shares after credit/reimbursement.

Portfolio of Investments (Unaudited)
NUVEEN INNOVATION FUND
January 31, 2002

                                                                Market
           Shares  Description                                   Value
          ------------------------------------------------------------
                   COMMON STOCKS - 88.0%

                   Consumer Discretionary - 3.5%

           39,000  Alloy, Inc. #                           $   838,500

           67,500  Amazon.com, Inc. #                          957,825
          ------------------------------------------------------------

                   Healthcare - 4.6%

           21,000  Affymetrix, Inc. #                          591,150

           11,500  Amgen Inc. #                                638,250

            7,700  Cephalon, Inc. #                            504,966

           22,000  Wilson Greatbatch Technologies, Inc. #      623,040
          ------------------------------------------------------------

                   Information Technology - 79.9%

           22,000  Altera Corporation #                        552,640

           30,000  Applied Materials, Inc. #                 1,309,500

          105,000  Ariba, Inc. #                               509,250

           23,000  Broadcom Corporation - Class A #            976,810

           34,500  Brocade Communications Systems, Inc. #    1,255,800

           15,500  Business Objects S.A. Sponsored ADR #       624,650

          131,500  Cisco Systems, Inc. #                     2,601,070

           84,000  Compaq Computer Corporation               1,037,400

           57,500  Dell Computer Corporation #               1,578,375

           31,000  EMC Corporation #                           508,400

           14,500  Electronic Data Systems Corporation         907,845

           18,400  Emulex Corporation #                        846,584

           12,100  Genesis Microchip Incorporated #            731,687

           58,500  Intel Corporation                         2,049,840

           16,000  Internet Security Systems, Inc. #           654,720

           26,900  KLA-Tencor Corporation #                  1,540,832

           17,000  Marvell Technology Group Ltd. #             682,380

           29,000  McDATA Corporation - Class B #              762,700

           18,800  Mercury Interactive Corporation #           716,656

           29,500  Microchip Technology Incorporated #       1,111,855

           26,000  Micron Technology, Inc. #                   877,500

           39,500  Microsoft Corporation #                   2,516,545

           31,000  National Semiconductor Corporation #        874,510

           31,000  Network Appliance, Inc. #                   556,450

           39,500  Network Associates, Inc. #                1,184,605

           22,500  Nokia Oyj Sponsored ADR                     527,625

           99,000  Oracle Corporation #                      1,708,740

           36,000  Overture Services, Inc. #                 1,316,880

           35,000  PeopleSoft, Inc. #                        1,137,150

           26,000  Polycom, Inc. #                             909,480

           10,500  QLogic Corporation #                        513,765

           24,500  Siebel Systems, Inc. #                      867,055

--------------------------------------------------------------------------------
11

Portfolio of Investments (Unaudited)
NUVEEN INNOVATION FUND (continued)
January 31, 2002

                                                                             Market
Shares  Description                                                           Value
-----------------------------------------------------------------------------------

        Information Technology (continued)

65,500  Sun Microsystems, Inc. #                                        $   704,780

 9,000  Symantec Corporation #                                              701,550

73,000  Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR #   1,238,810

51,000  Texas Instruments Incorporated                                    1,591,710

25,500  VERITAS Software Corporation #                                    1,085,025

18,500  Waters Corporation #                                                640,100

23,300  Xilinx, Inc. #                                                    1,010,055
-----------------------------------------------------------------------------------
        Total Investments (cost $38,523,203) - 88.0%                     45,075,060
        --------------------------------------------------------------- -----------
        Other Assets Less Liabilities- - 12.0%                            6,170,018
        --------------------------------------------------------------- -----------
        Net Assets - 100%                                               $51,245,078
        --------------------------------------------------------------- -----------

            #Non-income producing.




                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12

Portfolio of Investments (Unaudited)
NUVEEN INTERNATIONAL GROWTH FUND
January 31, 2002

                                                                        Market
  Shares  Description                                                    Value
 -----------------------------------------------------------------------------
          COMMON STOCKS - 89.8%

          Basic Materials - 9.5%

     850  Lonza AG                                                 $   531,281

  13,500  Nitto Denko Corporation                                      300,729

  33,400  Rio Tinto Limited                                            648,318

   7,500  Solvay S.A.                                                  470,695

  29,000  Stora Enso Oyj - Class R                                     370,677
 -----------------------------------------------------------------------------

          Consumer Discretionary - 25.1%

   9,470  Adidas - Salomon AG                                          639,986

  61,600  Amadeus Global Travel Distribution S.A. - Class A            390,310

  53,100  British Sky Broadcasting Group plc #                         502,812

  11,300  Compagnie Generale des Etablissements Michelin - Class B     400,118

 217,200  Electronics Boutique plc                                     423,618

  15,100  Honda Motor Co., Ltd.                                        600,501

  33,530  Industria de Diseno Textil, S.A. (Inditex) #                 638,801

  17,800  Modern Times Group MTG AB - Class B #                        411,541

  10,100  Nichii Gakkan Company                                        449,979

 134,500  Rank Group plc                                               487,580

  21,000  Sogecable, S.A. #                                            481,801

   9,300  Sony Corporation                                             408,081

   6,700  Tod's S.p.A.                                                 278,595
 -----------------------------------------------------------------------------

          Consumer Staples - 8.2%

  33,600  Diageo plc                                                   391,294

  29,000  Hartwall Oyj Abp - Class A                                   652,861

   2,700  Nestle S.A. - Class B                                        585,139

  48,600  TV Azteca, S.A. de C.V. Sponsored ADR                        383,454
 -----------------------------------------------------------------------------

          Financials - 3.5%

  34,900  Alleanza Assicurazioni                                       344,018

  43,800  HBOS plc                                                     521,841
 -----------------------------------------------------------------------------

          Healthcare - 14.3%

   8,900  Altana AG                                                    444,395

 131,300  Biocompatibles International plc #                           255,155

  13,100  Instrumentarium Corporation                                  558,248

   6,700  Omega Pharma S.A.                                            302,820

  17,700  Recordati S.p.A.                                             368,756

   8,900  Sanofi - Synthelabo S.A.                                     596,102

--------------------------------------------------------------------------------
13

Portfolio of Investments (Unaudited)
NUVEEN INTERNATIONAL GROWTH FUND (continued)
January 31, 2002

                                                                                                     Market
 Shares  Description                                                                                  Value
-----------------------------------------------------------------------------------------------------------

         Healthcare (continued)

105,500  Smith & Nephew plc                                                                     $   584,488

 16,600  William Demant Holding A/S                                                                 402,091
-----------------------------------------------------------------------------------------------------------

         Industrial - 6.8%

 86,900  Autostrade - Concessioni e Costruzioni Autostrade S.p.A.                                   614,954

 36,900  Grupo Ferrovial, S.A.                                                                      677,274

  1,630  Kaba Holding AG - Class B                                                                  378,007
-----------------------------------------------------------------------------------------------------------

         Information Technology - 17.1%

 30,300  ATI Technologies Inc. #                                                                    413,292

 65,800  Amey plc                                                                                   351,793

 12,700  Business Objects S.A. Sponsored ADR #                                                      511,810

 17,500  Logitech International S.A. #                                                              741,136

  3,500  SAP AG                                                                                     488,128

  6,700  Shinko Electric Industries Co., Ltd.                                                       147,999

 21,800  Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR (DD, settling 2/06/02) #     369,946

 37,000  Tandberg ASA #                                                                             434,868

 22,000  TietoEnator Oyj                                                                            515,160

  9,000  Trend Micro Incorporated #                                                                 219,996
-----------------------------------------------------------------------------------------------------------

         Utilities - 5.3%

 16,600  SK Telecom Co., Ltd. ADR                                                                   363,872

  8,100  Vivendi Universal S.A.                                                                     346,712

270,100  Vodafone Group plc                                                                         581,191
-----------------------------------------------------------------------------------------------------------
         Total Common Stocks (cost $20,457,938)                                                  21,982,223
         --------------------------------------------------------------------------------------------------
         PREFERRED STOCKS - 2.3%

         Consumer Cyclicals - 2.3%

  1,390  Porsche AG                                                                                 562,424
-----------------------------------------------------------------------------------------------------------
         Total Preferred Stocks (cost $415,996)                                                     562,424
         --------------------------------------------------------------------------------------------------
         Total Investments (cost $20,873,934) - 92.1%                                            22,544,647
         --------------------------------------------------------------------------------------------------
         Other Assets Less Liabilities - 7.9%                                                     1,934,249
         --------------------------------------------------------------------------------------------------
         Net Assets - 100%                                                                      $24,478,896
         --------------------------------------------------------------------------------------------------

# Non-incomeproducing.
(DD) Portionof security purchased on a delayed delivery basis.




                                See accompanying notes to financial statements.

         Country Allocation  (as a percentage of  the fund's net assets)
         ----------------------------------------------------------------
         United Kingdom                         16.7%
         ---------------------------------------------------------------
         Switzerland                             9.1
         ---------------------------------------------------------------
         Spain                                   8.9
         ---------------------------------------------------------------
         Germany                                 8.7
         ---------------------------------------------------------------
         Japan                                   8.7
         ---------------------------------------------------------------
         Finland                                 8.6
         ---------------------------------------------------------------
         France                                  7.6
         ---------------------------------------------------------------
         Italy                                   6.6
         ---------------------------------------------------------------
         Belgium                                 3.2
         ---------------------------------------------------------------
         Australia                               2.6
         ---------------------------------------------------------------
         Norway                                  1.8
         ---------------------------------------------------------------
         Canada                                  1.7
         ---------------------------------------------------------------
         Sweden                                  1.7
         ---------------------------------------------------------------
         Denmark                                 1.6
         ---------------------------------------------------------------
         Mexico                                  1.6
         ---------------------------------------------------------------
         Taiwan                                  1.5
         ---------------------------------------------------------------
         Korea (South)                           1.5
         ---------------------------------------------------------------








--------------------------------------------------------------------------------
15

Portfolio of Investments (Unaudited)
NUVEEN RITTENHOUSE GROWTH FUND
January 31, 2002

                                                                     Market
     Shares  Description                                              Value
    -----------------------------------------------------------------------
             COMMON STOCKS - 96.7%
             Consumer Discretionary - 12.4%

    320,000  AOL Time Warner Inc. #                            $  8,419,200

    359,000  The Home Depot, Inc.                                17,982,310

    230,000  Target Corporation                                  10,214,300

    410,000  Wal-Mart Stores, Inc.                               24,591,800
    -----------------------------------------------------------------------
             Consumer Staples - 12.0%

    403,000  Colgate-Palmolive Company                           23,031,450

    234,000  PepsiCo, Inc.                                       11,721,060

    186,400  SYSCO Corporation                                    5,521,168

    524,000  Walgreen Co.                                        19,010,720
    -----------------------------------------------------------------------
             Financials - 19.3%

    335,000  American International Group, Inc.                  24,840,250

    100,000  Citigroup Inc.                                       4,740,000

    234,000  Fannie Mae                                          18,942,300

    560,000  MBNA Corporation                                    19,600,000

    290,000  State Street Corporation                            15,596,200

     35,000  USA Education Inc.                                   3,150,000

    175,000  Wells Fargo & Company                                8,118,250
    -----------------------------------------------------------------------
             Healthcare - 24.7%

    355,000  Amgen Inc. #                                        19,702,500

     80,000  Baxter International Inc.                            4,466,400

    369,000  Bristol-Myers Squibb Company                        16,741,530

    270,000  Cardinal Health, Inc.                               17,795,700

    188,000  Johnson & Johnson                                   10,811,880

    400,000  Medtronic, Inc.                                     19,708,000

    144,000  Merck & Co., Inc.                                    8,521,920

    577,750  Pfizer Inc.                                         24,074,843
    -----------------------------------------------------------------------
             Industrial - 11.3%

    326,000  Automatic Data Processing, Inc.                     17,604,000

    618,000  General Electric Company                            22,958,700

    430,000  Tyco International Ltd.                             15,114,500
    -----------------------------------------------------------------------
             Information Technology - 17.0%

    387,000  Cisco Systems, Inc. #                                7,654,860

    170,000  EMC Corporation #                                    2,788,000

    120,000  Electronic Data Systems Corporation                  7,513,200

    125,000  International Business Machines Corporation (IBM)   13,486,250

    315,000  Microsoft Corporation #                             20,068,650

    362,000  Nokia Oyj Sponsored ADR                              8,488,900

    360,000  Oracle Corporation #                                 6,213,600

    370,000  Sun Microsystems, Inc. #                             3,981,200

    435,000  Texas Instruments Incorporated                      13,576,350
    -----------------------------------------------------------------------
             Total Common Stocks (cost $498,727,249)            476,749,991
             ------------------------------------------------- ------------

--------------------------------------------------------------------------------
16

     Principal                                                         Market
  Amount (000) Description                                              Value
  ----------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 3.5%

      $17,244  Swiss Bank Repurchase Agreement, 1.85%, 2/01/2002 $ 17,244,000
  ----------------------------------------------------------------------------
               Total Short-Term Investments (cost $17,244,000)     17,244,000
               ------------------------------------------------- ------------
               Total Investments (cost $515,971,249) - 100.2%     493,993,991
               ------------------------------------------------- ------------
               Other Assets Less Liabilities - (0.2)%                (993,205)
               ------------------------------------------------- ------------
               Net Assets - 100%                                 $493,000,786
               ------------------------------------------------- ------------

            #Non-income producing.





                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17

                     Statement of Net Assets (Unaudited)
                     January 31, 2002

                                                                                                       International  Rittenhouse
                                                                                            Innovation        Growth       Growth
--------------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value
 (cost $38,523,203, $20,873,934 and $515,971,249, respectively)                            $45,075,060   $22,544,647 $493,993,991
Cash                                                                                         6,883,356       933,303          120
Receivables:
  Dividends and interest                                                                           978        36,078      330,085
  Investments sold                                                                                  --     2,144,283           --
  Net unrealized appreciation on unsettled transactions denominated in foreign currencies           --         4,369           --
  Shares sold                                                                                    9,661        68,999      676,216
Deferred offering assets                                                                            --            --       15,407
Other assets                                                                                     4,812           714       86,691
--------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                            51,973,867    25,732,393  495,102,510
--------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                        305,115     1,012,467           --
  Shares redeemed                                                                              145,806        98,543    1,157,107
Accrued expenses:
  Management fees                                                                               44,770        22,628      356,209
  12b-1 distribution and service fees                                                           34,551         9,701      333,048
Other liabilities                                                                              198,547       110,158      255,360
--------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                          728,789     1,253,497    2,101,724
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $51,245,078   $24,478,896 $493,000,786
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                 $10,888,953   $ 5,061,703 $ 93,507,085
Shares outstanding                                                                             966,277       333,674    4,187,178
Net asset value and redemption price per share                                             $     11.27   $     15.17 $      22.33
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                                          $     11.96   $     16.10 $      23.69
--------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                 $16,500,565   $ 3,665,260 $212,349,491
Shares outstanding                                                                           1,488,376       245,557    9,797,537
Net asset value, offering and redemption price per share                                   $     11.09   $     14.93 $      21.67
--------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                 $20,240,647   $ 6,125,819 $148,678,214
Shares outstanding                                                                           1,824,750       410,441    6,855,568
Net asset value, offering and redemption price per share                                   $     11.09   $     14.92 $      21.69
--------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                 $ 3,614,913   $ 9,626,114 $ 38,465,996
Shares outstanding                                                                             319,078       631,525    1,704,070
Net asset value, offering and redemption price per share                                   $     11.33   $     15.24 $      22.57
--------------------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18

                     Statement of Operations (Unaudited)
                     Six Months Ended January 31, 2002


                                                                                       International   Rittenhouse
                                                                           Innovation         Growth        Growth
-------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax expense of $0, $4,719 and $0, respectively) $    30,627    $    53,263  $  2,045,004
Interest                                                                           --             --       163,600
-------------------------------------------------------------------------------------------------------------------
Total investment income                                                        30,627         53,263     2,208,604
-------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                               255,567        140,022     2,135,106
12b-1 service fees - Class A                                                   14,296          7,672       122,040
12b-1 distribution and service fees - Class B                                  81,587         20,584     1,105,309
12b-1 distribution and service fees - Class C                                 100,818         32,651       771,764
Shareholders' servicing agent fees and expenses                               133,588         45,371       487,725
Custodian's fees and expenses                                                  22,184         25,720        66,002
Trustees' fees and expenses                                                     5,042          2,521        32,767
Professional fees                                                               8,570          6,250        31,004
Shareholders' reports - printing and mailing expenses                          15,425          4,436        60,052
Federal and state registration fees                                            27,427          7,774        30,246
Offering costs                                                                     --             --        18,148
Other expenses                                                                  2,954            806        16,412
-------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                    667,458        293,807     4,876,575
 Custodian fee credit                                                          (4,691)        (9,975)       (2,904)
-------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  662,767        283,832     4,873,671
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 (632,140)      (230,569)   (2,665,067)
-------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
 Investment transactions                                                   (7,061,024)    (3,081,278)  (13,838,429)
 Foreign currencies                                                                --        (43,798)           --
Net change in unrealized appreciation or depreciation of investments        4,983,152      1,558,688   (21,716,664)
Net change in unrealized gain on translation of assets and liabilities
 denominated in foreign currencies                                                 --          1,174            --
-------------------------------------------------------------------------------------------------------------------
Net gain (loss)                                                            (2,077,872)    (1,565,214)  (35,555,093)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     $(2,710,012)   $(1,795,783) $(38,220,160)
-------------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

                     Statement of Changes in Net Assets (Unaudited)


                                                            Innovation                 International Growth
                                                  ------------------------------  ------------------------------
                                                  Six Months Ended    Year Ended  Six Months Ended    Year Ended
                                                           1/31/02       7/31/01           1/31/02       7/31/01
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                           $  (632,140) $ (2,212,537)      $  (230,569) $   (428,248)
Net realized gain (loss):
 Investment transactions                                (7,061,024)  (53,350,556)       (3,081,278)   (9,838,514)
 Foreign currencies                                             --            --           (43,798)     (205,784)
Net change in unrealized appreciation or
 depreciation of investments                             4,983,152    (8,028,729)        1,558,688    (2,482,103)
Net change in unrealized gain on translation of
 assets and liabilities denominated in foreign
 currencies                                                     --            --             1,174           (64)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                             (2,710,012)  (63,591,822)       (1,795,783)  (12,954,713)
-----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                         2,512,040    47,603,008         6,207,480    49,566,056
-----------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                 (8,984,160)  (23,637,358)       (9,598,392)  (45,248,178)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                     (6,472,120)   23,965,650        (3,390,912)    4,317,878
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                   (9,182,132)  (39,626,172)       (5,186,695)   (8,636,835)
Net assets at the beginning of period                   60,427,210   100,053,382        29,665,591    38,302,426
-----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                        $51,245,078  $ 60,427,210       $24,478,896  $ 29,665,591
-----------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at
 the end of period                                     $        --  $         --       $        --  $         --
-----------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

                                                                                          Rittenhouse Growth
                                                                                   -------------------------------
                                                                                   Six Months Ended     Year Ended
                                                                                            1/31/02        7/31/01
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                                           $ (2,665,067) $  (6,459,616)
Net realized gain (loss):
 Investment transactions                                                                (13,838,429)     4,310,331
 Foreign currencies                                                                              --             --
Net change in unrealized appreciation or depreciation of investments                    (21,716,664)  (123,275,948)
Net change in unrealized gain on translation of assets and liabilities denominated
 in foreign currencies                                                                           --             --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                   (38,220,160)  (125,425,233)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                         28,462,510    134,256,636
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                 (50,975,438)  (104,477,639)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                      (22,512,928)    29,778,997
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                   (60,733,088)   (95,646,236)
Net assets at the beginning of period                                                   553,733,874    649,380,110
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                        $493,000,786  $ 553,733,874
-------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the end of period                    $         --  $          --
-------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Innovation Fund ("Innovation"), the Nuveen International Growth Fund ("International Growth") and the Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Innovation Fund will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies in order to provide capital appreciation without consideration for income.

The International Growth Fund primarily invests in common stocks of medium and large capitalization companies domiciled in countries other than the United States in order to provide long-term capital appreciation.

The Rittenhouse Growth Fund invests in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth ("blue chip companies") in order to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and/or delayed delivery purchase commitments. At January 31, 2002, International Growth had an outstanding delayed delivery purchase commitment of $117,250. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts for financial reporting purposes.

Dividends and Distributions to Shareholders
Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B

--------------------------------------------------------------------------------
22

Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Effective January 2, 2002, a 2% redemption fee will be imposed on shares of the International Growth Fund that are redeemed or exchanged within 90 days of acquisition.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that the Innovation and International Growth Funds invest in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
The Innovation and International Growth Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward contracts, options and futures transactions. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
The costs incurred in connection with the organization and initial registration of shares for Innovation and International Growth were expensed as incurred. The offering costs for Innovation and International Growth were deferred and expensed over twelve months on a straight-line basis beginning December 20, 1999 (commencement of operations).

Rittenhouse Growth's share of costs incurred in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning December 31, 1997 (commencement of operations). If any of the initial shares of Rittenhouse Growth are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


--------------------------------------------------------------------------------
23

                     2. Fund Shares

                     Transactions in Fund shares were as follows:

                                               Innovation
                            -----------------------------------------------
                               Six Months Ended           Year Ended
                                   1/31/02                  7/31/01
                            ---------------------  ------------------------
                              Shares       Amount      Shares        Amount
    -----------------------------------------------------------------------
    Shares sold:
     Class A                  73,697  $   760,530     604,689  $ 12,492,887
     Class B                  58,500      620,580     595,836    12,975,055
     Class C                  54,338      539,265     751,778    15,756,920
     Class R                  56,910      591,665     301,965     6,378,146
    ------------------------------------------------------------------------
                             243,445    2,512,040   2,254,268    47,603,008
    ------------------------------------------------------------------------
    Shares redeemed:
     Class A                (304,648)  (3,179,271)   (389,048)   (6,419,762)
     Class B                (238,611)  (2,428,175)   (365,458)   (6,114,419)
     Class C                (297,075)  (3,031,398)   (406,964)   (6,902,118)
     Class R                 (33,535)    (345,316)   (178,870)   (4,201,059)
    ------------------------------------------------------------------------
                            (873,869)  (8,984,160) (1,340,340)  (23,637,358)
    ------------------------------------------------------------------------
    Net increase (decrease) (630,424) $(6,472,120)    913,928  $ 23,965,650
    -----------------------------------------------------------------------

                                          International Growth
                            -----------------------------------------------
                               Six Months Ended           Year Ended
                                   1/31/02                  7/31/01
                            ---------------------  ------------------------
                              Shares       Amount      Shares        Amount
    -----------------------------------------------------------------------
    Shares sold:
     Class A                 285,240  $ 4,352,098   1,790,794  $ 34,496,159
     Class B                   6,022       94,446      94,527     2,044,506
     Class C                  98,907    1,544,457     291,285     5,730,993
     Class R                  13,981      216,479     398,049     7,294,398
    ------------------------------------------------------------------------
                             404,150    6,207,480   2,574,655    49,566,056
    ------------------------------------------------------------------------
    Shares redeemed:
     Class A                (417,147)  (6,474,793) (1,790,844)  (33,889,117)
     Class B                 (56,179)    (851,380)    (80,782)   (1,598,779)
     Class C                (128,194)  (2,014,690)   (155,008)   (2,758,187)
     Class R                 (16,418)    (257,529)   (385,304)   (7,002,095)
    ------------------------------------------------------------------------
                            (617,938)  (9,598,392) (2,411,938)  (45,248,178)
    ------------------------------------------------------------------------
    Net increase (decrease) (213,788) $(3,390,912)    162,717  $  4,317,878
    -----------------------------------------------------------------------

                                           Rittenhouse Growth
                          ---------------------------------------------------
                              Six Months Ended              Year Ended
                                   1/31/02                   7/31/01
                          ------------------------  -------------------------
                              Shares        Amount      Shares         Amount
  ---------------------------------------------------------------------------
  Shares sold:
    Class A                  338,824  $  7,603,332   1,848,117  $  50,979,874
    Class B                  422,542     9,179,911   1,424,590     38,457,671
    Class C                  473,560    10,326,027   1,567,388     42,079,645
    Class R                   60,287     1,353,240     101,107      2,739,446
  ---------------------------------------------------------------------------
                           1,295,213    28,462,510   4,941,202    134,256,636
  ---------------------------------------------------------------------------
  Shares redeemed:
    Class A                 (593,250)  (13,236,924) (1,587,238)   (43,029,707)
    Class B                 (888,077)  (19,268,103) (1,249,433)   (31,950,950)
    Class C                 (790,452)  (17,265,831) (1,064,731)   (27,185,817)
    Class R                  (53,510)   (1,204,580)    (85,511)    (2,311,165)
  ---------------------------------------------------------------------------
                          (2,325,289)  (50,975,438) (3,986,913)  (104,477,639)
  ---------------------------------------------------------------------------
  Net increase (decrease) (1,030,076) $(22,512,928)    954,289  $  29,778,997
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
24

3. Securities Transactions

Purchases and sales of common stocks and short-term investments for the six months ended January 31, 2002, were as follows:

                                                    International    Rittenhouse
                                         Innovation        Growth         Growth
--------------------------------------------------------------------------------
Purchases:
  Common stocks                         $45,901,018   $29,975,436 $   58,832,539
  Short-term investments                         --            --  1,614,173,000
Sales and maturities:
  Common stocks                          52,731,524    34,749,237     78,630,506
  Short-term investments                         --            --  1,620,221,000
--------------------------------------------------------------------------------

At January 31, 2002, the cost of investments owned for federal income tax purposes were as follows:

                                                                               International  Rittenhouse
                                                                    Innovation        Growth       Growth
---------------------------------------------------------------------------------------------------------
                                                                   $90,450,014   $30,497,224 $516,028,661
---------------------------------------------------------------------------------------------------------

At July 31, 2001, the Funds' last fiscal year end, Innovation and International Growth had unused capital loss carryforwards of $15,694,979 and $3,103,741, respectively, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2009.

4. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at January 31, 2002, were as follows:

                                                      International   Rittenhouse
                                          Innovation         Growth        Growth
---------------------------------------------------------------------------------
Gross unrealized:
  appreciation                          $  7,457,916   $  2,149,467  $ 51,070,081
  depreciation                           (52,832,870)   (10,102,044)  (73,104,751)
---------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)                          $(45,374,954)  $ (7,952,577) $(22,034,670)
---------------------------------------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of each Fund as follows:

                                                    International  Rittenhouse
                                        Innovation         Growth       Growth
------------------------------------------------------------------------------
For the first $125 million                  1.0000%        1.0500%       .8500%
For the next $125 million                    .9875         1.0375        .8375
For the next $250 million                    .9750         1.0250        .8250
For the next $500 million                    .9625         1.0125        .8125
For the next $1 billion                      .9500         1.0000        .8000
For net assets over $2 billion               .9250          .9750        .7750
------------------------------------------------------------------------------

The Adviser may voluntarily agree to reimburse expenses from time to time, in any of the Funds which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Columbus Circle Investors ("CCI"), and Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly owned subsidiary of The John Nuveen Company, under which CCI manages the investment portfolios of the Innovation and International Growth Funds and Rittenhouse manages the Rittenhouse Growth Fund's investment portfolio. CCI and Rittenhouse are compensated for their services from the management fee paid to the Adviser. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended January 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                              International Rittenhouse
                                   Innovation        Growth      Growth
        ---------------------------------------------------------------
        Sales charges collected        $7,085          $200     $92,928
        Paid to authorized dealers      7,085           200      81,682
        ---------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended January 31, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                           International Rittenhouse
                                Innovation        Growth      Growth
            --------------------------------------------------------
            Commission advances    $25,856        $5,858    $427,997
            --------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2002, the Distributor retained such 12b-1 fees as follows:

                                           International Rittenhouse
                                Innovation        Growth      Growth
            --------------------------------------------------------
            12b-1 fees retained    $85,725       $24,720    $987,720
            --------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2002, as follows:

                                        International Rittenhouse
                             Innovation        Growth      Growth
               --------------------------------------------------
               CDSC retained    $63,327       $20,879    $460,411
               --------------------------------------------------

At January 31, 2002, the Distributor owned 1,250 shares of the International Growth Fund's Class A, B, and C and The John Nuveen Company owned 496,250 shares of Class R.


--------------------------------------------------------------------------------
26

6. Composition of Net Assets

At January 31, 2002, the Funds had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

                                                                                International   Rittenhouse
                                                                    Innovation         Growth        Growth
-----------------------------------------------------------------------------------------------------------
Capital paid-in                                                   $119,376,036   $ 38,659,887  $527,982,894
Balance of undistributed net investment income                              --             --            --
Accumulated net realized gain (loss) from investment transactions
and foreign currency transactions                                  (74,682,815)   (15,852,107)  (13,004,850)
Net unrealized appreciation (depreciation) of investments            6,551,857      1,670,713   (21,977,258)
Net unrealized gain on translation of assets and liabilities
denominated in foreign currencies                                           --            403            --
-----------------------------------------------------------------------------------------------------------
Net assets                                                        $ 51,245,078   $ 24,478,896  $493,000,786
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
27

                     Financial Highlights (Unaudited)

                     Selected data for a share outstanding throughout each period:

Class (Inception Date)
                              Investment Operations      Less Distributions
                          ----------------------------  ---------------------                    -------


INNOVATION



                                          Net
                                    Realized/
                              Net  Unrealized
                Beginning Invest-     Invest-               Net               Ending              Ending
                      Net    ment        ment           Invest-                  Net                 Net
Year Ended          Asset  Income        Gain              ment Capital        Asset     Total    Assets
July 31,            Value  (Loss)      (Loss)    Total   Income   Gains Total  Value Return(a)     (000)
---------------------------------------------------------------------------------------------------------
Class A (12/99)
 2002(e)           $11.66   $(.10)    $  (.29) $  (.39)     $--     $--  $--  $11.27     (3.34)% $10,889
 2001               23.27    (.34)     (11.27)  (11.61)      --      --   --   11.66    (49.87)   13,958
 2000(d)            20.00    (.26)       3.53     3.27       --      --   --   23.27     16.30    22,838
Class B (12/99)
 2002(e)            11.50    (.14)       (.27)    (.41)      --      --   --   11.09     (3.57)   16,501
 2001               23.15    (.48)     (11.17)  (11.65)      --      --   --   11.50    (50.22)   19,196
 2000(d)            20.00    (.37)       3.52     3.15       --      --   --   23.15     15.70    33,288
Class C (12/99)
 2002(e)            11.52    (.14)       (.29)    (.43)      --      --   --   11.09     (3.73)   20,241
 2001               23.17    (.47)     (11.18)  (11.65)      --      --   --   11.52    (50.26)   23,813
 2000(d)            20.00    (.37)       3.54     3.17       --      --   --   23.17     15.80    39,907
Class R (12/99)
 2002(e)            11.70    (.09)       (.28)    (.37)      --      --   --   11.33     (3.25)    3,615
 2001               23.29    (.28)     (11.31)  (11.59)      --      --   --   11.70    (49.72)    3,461
 2000(d)            20.00    (.21)       3.50     3.29       --      --   --   23.29     16.45     4,020
---------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                    Ratios/Supplemental Data
                ----------------------------------------------------------------- ---------
                   Before Credit/             After             After Credit/
                    Reimbursement       Reimbursement(b)      Reimbursement(c)
INNOVATION      ------------------    ------------------    ------------------
                             Ratio                 Ratio                 Ratio
                            of Net                of Net                of Net
                           Invest-               Invest-               Invest-
                              ment                  ment                  ment
                Ratio of    Income    Ratio of    Income    Ratio of    Income
                Expenses    (Loss)    Expenses    (Loss)    Expenses    (Loss)
                      to        to          to        to          to        to
                 Average   Average     Average   Average     Average   Average    Portfolio
Year Ended           Net       Net         Net       Net         Net       Net     Turnover
July 31,          Assets    Assets      Assets    Assets      Assets    Assets         Rate
--------------------------------------------------------------------------------------------
Class A (12/99)
 2002(e)            2.09%*   (1.97)%*     2.09%*   (1.97)%*     2.07%*   (1.95)%*        99%
 2001               1.96     (1.91)       1.96     (1.91)       1.92     (1.88)         240
 2000(d)            1.97*    (1.89)*      1.89*    (1.82)*      1.86*    (1.79)*        117
Class B (12/99)
 2002(e)            2.84*    (2.72)*      2.84*    (2.72)*      2.82*    (2.70)*         99
 2001               2.70     (2.66)       2.70     (2.66)       2.67     (2.63)         240
 2000(d)            2.72*    (2.65)*      2.63*    (2.56)*      2.60*    (2.53)*        117
Class C (12/99)
 2002(e)            2.84*    (2.72)*      2.84*    (2.72)*      2.82*    (2.70)*         99
 2001               2.71     (2.66)       2.71     (2.66)       2.67     (2.63)         240
 2000(d)            2.75*    (2.68)*      2.60*    (2.53)*      2.57*    (2.50)*        117
Class R (12/99)
 2002(e)            1.84*    (1.72)*      1.84*    (1.72)*      1.82*    (1.70)*         99
 2001               1.70     (1.66)       1.70     (1.66)       1.67     (1.63)         240
 2000(d)            1.87*    (1.83)*      1.51*    (1.47)*      1.48*    (1.44)*        117
--------------------------------------------------------------------------------------------

* Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)For the period December 20, 1999 (commencement of operations) through July 31, 2000.
(e)For the six months ended January 31, 2002.



                                See accompanying notes to financial statements.

                     Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                     Investment Operations      Less Distributions
                                  ---------------------------  ---------------------                    -------


INTERNATIONAL GROWTH




                                                  Net
                                      Net   Realized/
                        Beginning Invest-  Unrealized              Net               Ending              Ending
                              Net    ment     Invest-          Invest-                  Net                 Net
Year Ended                  Asset  Income   ment Gain             ment Capital        Asset     Total    Assets
July 31,                    Value  (Loss)      (Loss)   Total   Income   Gains Total  Value Return(a)     (000)
----------------------------------------------------------------------------------------------------------------
   Class A (12/99)
    2002(e)                $16.22   $(.12)     $ (.93) $(1.05)     $--     $--   $-- $15.17     (6.47)% $ 5,062
    2001                    22.93    (.18)      (6.53)  (6.71)      --      --    --  16.22    (29.26)    7,551
    2000(d)                 20.00    (.15)       3.08    2.93       --      --    --  22.93     14.65    10,676
   Class B (12/99)
    2002(e)                 16.03    (.17)       (.93)  (1.10)      --      --    --  14.93     (6.86)    3,665
    2001                    22.82    (.34)      (6.45)  (6.79)      --      --    --  16.03    (29.75)    4,741
    2000(d)                 20.00    (.25)       3.07    2.82       --      --    --  22.82     14.10     6,435
   Class C (12/99)
    2002(e)                 16.03    (.17)       (.94)  (1.11)      --      --    --  14.92     (6.92)    6,126
    2001                    22.82    (.32)      (6.47)  (6.79)      --      --    --  16.03    (29.75)    7,048
    2000(d)                 20.00    (.24)       3.06    2.82       --      --    --  22.82     14.10     6,925
   Class R (12/99)
    2002(e)                 16.29    (.10)       (.95)  (1.05)      --      --    --  15.24     (6.45)    9,626
    2001                    22.96    (.14)      (6.53)  (6.67)      --      --    --  16.29    (29.05)   10,325
    2000(d)                 20.00    (.12)       3.08    2.96       --      --    --  22.96     14.80    14,265
----------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                            Ratios/Supplemental Data
                        ----------------------------------------------------------------- ---------
                           Before Credit/             After             After Credit/
                            Reimbursement       Reimbursement(b)      Reimbursement(c)
INTERNATIONAL GROWTH    ------------------    ------------------    ------------------
                                     Ratio                 Ratio                 Ratio
                                    of Net                of Net                of Net
                                   Invest-               Invest-               Invest-
                                      ment                  ment                 ment-
                        Ratio of    Income    Ratio of    Income    Ratio of    Income
                        Expenses    (Loss)    Expenses    (Loss)    Expenses    (Loss)
                              to        to          to        to          to        to
                         Average   Average     Average   Average     Average   Average    Portfolio
Year Ended                   Net       Net         Net       Net         Net       Net     Turnover
July 31,                  Assets    Assets      Assets    Assets      Assets    Assets         Rate
----------------------------------------------------------------------------------------------------
   Class A (12/99)
    2002(e)                 1.99%*   (1.59)%*     1.99%*   (1.59)%*     1.92%*   (1.52)%*       118%
    2001                    2.12      (.99)       2.12      (.98)       2.05      (.92)         224
    2000(d)                 2.66*    (1.90)*      1.82*    (1.05)*      1.75*     (.99)*        111
   Class B (12/99)
    2002(e)                 2.75*    (2.35)*      2.75*    (2.35)*      2.67*    (2.27)*        118
    2001                    2.87     (1.79)       2.86     (1.78)       2.79     (1.71)         224
    2000(d)                 3.41*    (2.61)*      2.57*    (1.76)*      2.50*    (1.70)*        111
   Class C (12/99)
    2002(e)                 2.75*    (2.34)*      2.75*    (2.34)*      2.67*    (2.27)*        118
    2001                    2.86     (1.72)       2.86     (1.72)       2.79     (1.65)         224
    2000(d)                 3.40*    (2.58)*      2.58*    (1.75)*      2.51*    (1.69)*        111
   Class R (12/99)
    2002(e)                 1.75*    (1.35)*      1.75*    (1.35)*      1.67*    (1.27)*        118
    2001                    1.87      (.79)       1.86      (.78)       1.79      (.71)         224
    2000(d)                 2.58*    (1.99)*      1.50*     (.90)*      1.43*     (.84)*        111
----------------------------------------------------------------------------------------------------

* Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)For the period December 20, 1999 (commencement of operations) through July 31, 2000.
(e)For the six months ended January 31, 2002.




                                See accompanying notes to financial statements.

                     Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                 Investment Operations       Less Distributions
                              ---------------------------  ----------------------                     --------


RITTENHOUSE GROWTH



                                              Net
                                        Realized/
                                  Net  Unrealized
                    Beginning Invest-     Invest-              Net                 Ending               Ending
Year                      Net    ment        ment          Invest-                    Net                  Net
Ended                   Asset  Income        Gain             ment Capital          Asset     Total     Assets
July 31,                Value  (Loss)      (Loss)   Total   Income   Gains  Total   Value Return(a)      (000)
---------------------------------------------------------------------------------------------------------------
 Class A (12/97)
  2002(e)              $23.92   $(.06)     $(1.53) $(1.59)     $--   $  --  $  --  $22.33     (6.65)% $ 93,507
  2001                  29.09    (.13)      (5.04)  (5.17)      --      --     --   23.92    (17.77)   106,264
  2000                  25.10    (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93    121,610
  1999                  22.75    (.04)       2.45    2.41       --    (.06)  (.06)  25.10     10.62    101,080
  1998(d)               20.00    (.01)       2.76    2.75       --      --     --   22.75     13.75     43,092
Class B (12/97)
  2002(e)               23.31    (.14)      (1.50)  (1.64)      --      --     --   21.67     (7.04)   212,349
  2001                  28.55    (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)   239,203
  2000                  24.82    (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01    287,993
  1999                  22.66    (.23)       2.45    2.22       --    (.06)  (.06)  24.82      9.86    222,156
  1998(d)               20.00    (.11)       2.77    2.66       --      --     --   22.66     13.30     81,823
Class C (12/97)
  2002(e)               23.32    (.14)      (1.49)  (1.63)      --      --     --   21.69     (6.99)   148,678
  2001                  28.56    (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)   167,272
  2000                  24.84    (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01    190,520
  1999                  22.67    (.23)       2.46    2.23       --    (.06)  (.06)  24.84      9.86    146,927
  1998(d)               20.00    (.11)       2.78    2.67       --      --     --   22.67     13.35     43,260
Class R (12/97)
  2002(e)               24.15    (.03)      (1.55)  (1.58)      --      --     --   22.57     (6.54)    38,466
  2001                  29.29    (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)    40,995
  2000                  25.22    (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17     49,256
  1999                  22.79     .02        2.47    2.49       --    (.06)  (.06)  25.22     10.95     45,211
  1998(d)               20.00     .03        2.76    2.79       --      --     --   22.79     13.95     37,664
---------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                        Ratios/Supplemental Data
                    -----------------------------------------------------------------
                       Before Credit/             After             After Credit/
                        Reimbursement       Reimbursement(b)      Reimbursement(c)
RITTENHOUSE GROWTH  ------------------    ------------------    ------------------
                                 Ratio                 Ratio                 Ratio
                                of Net                of Net                of Net
                               Invest-               Invest-               Invest-
                       Ratio      ment                  ment                  ment
                          of    Income    Ratio of    Income    Ratio of    Income
                    Expenses    (Loss)    Expenses    (Loss)    Expenses    (Loss)
                          to        to          to        to          to        to
Year                 Average   Average     Average   Average     Average   Average    Portfolio
Ended                    Net       Net         Net       Net         Net       Net     Turnover
July 31,              Assets    Assets      Assets    Assets      Assets    Assets         Rate
------------------------------------------------------------------------------------------------
 Class A (12/97)
  2002(e)               1.37%*    (.51)%*     1.37%*    (.51)%*     1.37%*    (.51)%*        12%
  2001                  1.35      (.50)       1.35      (.50)       1.35      (.50)          35
  2000                  1.37      (.47)       1.35      (.45)       1.35      (.45)          28
  1999                  1.27      (.18)       1.27      (.18)       1.27      (.18)          22
  1998(d)               1.42*     (.16)*      1.35*     (.09)*      1.35*     (.09)*          4
Class B (12/97)
  2002(e)               2.12*    (1.26)*      2.12*    (1.26)*      2.12*    (1.26)*         12
  2001                  2.10     (1.26)       2.10     (1.26)       2.10     (1.25)          35
  2000                  2.13     (1.23)       2.10     (1.20)       2.10     (1.20)          28
  1999                  2.02      (.93)       2.01      (.93)       2.01      (.93)          22
  1998(d)               2.17*     (.91)*      2.10*     (.84)*      2.10*     (.84)*          4
Class C (12/97)
  2002(e)               2.12*    (1.26)*      2.12*    (1.26)*      2.12*    (1.26)*         12
  2001                  2.10     (1.25)       2.10     (1.25)       2.10     (1.25)          35
  2000                  2.13     (1.23)       2.10     (1.20)       2.10     (1.20)          28
  1999                  2.01      (.93)       2.01      (.93)       2.01      (.93)          22
  1998(d)               2.17*     (.91)*      2.10*     (.84)*      2.10*     (.84)*          4
Class R (12/97)
  2002(e)               1.12*     (.26)*      1.12*     (.26)*      1.12*     (.26)*         12
  2001                  1.10      (.25)       1.10      (.25)       1.10      (.25)          35
  2000                  1.12      (.21)       1.10      (.19)       1.10      (.19)          28
  1999                  1.03       .08        1.03       .08        1.03       .08           22
  1998(d)               1.19*      .11*       1.10*      .20*       1.10*      .20*           4
------------------------------------------------------------------------------------------------

* Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)For the period December 31, 1997 (commencement of operations) through July 31, 1998.
(e)For the six months ended January 31, 2002.



                                See accompanying notes to financial statements.

                                     Notes
























































-----
31

                                     Notes






















































----
32

Fund Information

Board of Trustees
James E. Bacon
William E. Bennett
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Subadvisers
Columbus Circle Investors
Metro Circle
One Station Place
Stamford, CT 06902

Rittenhouse Financial Services, Inc.
Two Radnor Corporate Center
Suite 400
Radnor, PA 19087

Legal Counsel
Chapman & Cutler
Chicago, IL.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.
   -----
   33

                      Serving

               Investors

                         For Generations
                      ----------------------------------------------------------
[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.


A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

Fund Spotlight

Semiannual Report for the six months ended January 31, 2002

Nuveen Select Stock Fund

================================================================================

Quick Facts

                  A Shares    B Shares    C Shares    R Shares
--------------------------------------------------------------
NAV                  $9.65       $9.55       $9.55       $9.68
--------------------------------------------------------------
Inception Date        9/00        9/00        9/00        9/00
--------------------------------------------------------------


Annualized Total Returns as of 1/31/02  /1/

A Shares                NAV      Offer
1-Year              -38.34%    -41.88%
--------------------------------------
Since Inception     -41.98%    -44.49%
--------------------------------------


B Shares           w/o CDSC     w/CDSC
1-Year              -38.82%    -41.27%
--------------------------------------
Since Inception     -42.43%    -44.15%
--------------------------------------


C Shares                NAV
1-Year              -38.82%
---------------------------
Since Inception     -42.43%
---------------------------


R Shares                NAV
1-Year              -38.19%
---------------------------
Since Inception     -41.84%
---------------------------


Annualized Total Returns as of 12/31/01  /1/

A Shares                NAV      Offer
1-Year              -35.76%    -39.47%
--------------------------------------
Since Inception     -42.60%    -45.25%
--------------------------------------


B Shares           w/o CDSC     w/CDSC
1-Year              -36.22%    -38.77%
--------------------------------------
Since Inception     -43.02%    -44.84%
--------------------------------------


C Shares                NAV
1-Year              -36.22%
---------------------------
Since Inception     -43.02%
---------------------------


R Shares                NAV
1-Year              -35.54%
---------------------------
Since Inception     -42.42%
---------------------------


Top Ten Stock Holdings  /2/

Johnson & Johnson                                5.0%
-----------------------------------------------------
International Game Technology                    4.6%
-----------------------------------------------------
Harman International Industries, Incorporated    4.6%
-----------------------------------------------------
General Mills, Inc.                              4.3%
-----------------------------------------------------
Cisco Systems, Inc.                              4.2%
-----------------------------------------------------
Affiliated Computer Services, Inc.               4.1%
-----------------------------------------------------
Johnson Controls, Inc.                           4.1%
-----------------------------------------------------
Choicepoint Inc.                                 4.0%
-----------------------------------------------------
General Dynamics Corporation                     3.9%
-----------------------------------------------------
Dell Computer Corporation                        3.9%
-----------------------------------------------------


Portfolio Statistics

Total Net Assets    $833,873
----------------------------
Number of Stocks          28
----------------------------
Expense Ratio  /3/     1.54%
----------------------------


Equity Diversification  /2/

Information Technology    25.6%
-------------------------------
Healthcare                24.1%
-------------------------------
Industrials               20.9%
-------------------------------
Consumer Discretionary    18.6%
-------------------------------
Consumer Staples           4.3%
-------------------------------
Materials                  3.6%
-------------------------------
Financials                 2.9%
-------------------------------


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/2/ As a percentage of total stock holdings as of January 31, 2002. Holdings are subject to change.

/3/  Class A shares after credit/reimbursement.

               Portfolio of Investments (Unaudited)

               Nuveen Select Stock Fund

               January 31, 2002


                                                                       Market
Shares    Description                                                   Value
-------------------------------------------------------------------------------
          COMMON STOCKS - 110.7%

          Consumer Discretionary - 20.6%

   600    AOL Time Warner Inc. #                                       $ 15,786

   900    Harman International Industries, Incorporated                  42,498

   650    The Home Depot, Inc.                                           32,559

   650    International Game Technology #                                42,770

   450    Johnson Controls, Inc.                                         37,827
-------------------------------------------------------------------------------

          Consumer Staples - 4.8%

   800    General Mills, Inc.                                            39,640
-------------------------------------------------------------------------------

          Financials - 3.3%

   450    Loews Corporation                                              27,203
-------------------------------------------------------------------------------

          Healthcare - 26.7%

   450    Cardinal Health, Inc.                                          29,660

   600    Genzyme Corporation - General Division #                       27,366

   800    Johnson & Johnson                                              46,008

   500    Quest Diagnostics Incorporated #                               34,645

   600    ResMed Inc. #                                                  25,800

   600    Stryker Corporation                                            35,244

   900    Zimmer Holdings, Inc. #                                        23,760
-------------------------------------------------------------------------------

          Industrials - 23.1%

   350    Alliant Techsystems Inc. #                                     31,150

   700    ChoicePoint Inc. #                                             36,820

   400    General Dynamics Corporation                                   35,824

   450    Jacobs Engineering Group Inc. #                                28,800

   300    Minnesota Mining and Manufacturing Company (3M)                33,240

   600    Teleflex Incorporated                                          27,186


                                                                        Market
Shares    Description                                                    Value
-------------------------------------------------------------------------------

          Information Technology - 28.3%

   400    Affiliated Computer Services, Inc. - Class A #               $ 38,260

 1,950    Cisco Systems, Inc. #                                          38,571

 1,300    Dell Computer Corporation #                                    35,685

   600    eBay Inc. #                                                    35,532

   750    International Rectifier Corporation #                          30,368

 1,100    SunGard Data Systems Inc. #                                    32,989

   800    Texas Instruments Incorporated                                 24,967
-------------------------------------------------------------------------------

          Materials - 3.9%

   650    Bemis Company, Inc.                                            32,786
-------------------------------------------------------------------------------
          Total Investments (cost $953,004) - 110.7%                    922,944
          ---------------------------------------------------------------------
          Other Assets Less Liabilities - (10.7)%                       (89,071)
          ---------------------------------------------------------------------
          Net Assets - 100%                                            $833,873
          =====================================================================

          # Non-income producing.

                  See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
Nuveen Select Stock Fund
January 31, 2002

---------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $953,004)                                         $  922,944
Cash                                                                                               67,924
Receivables:
   Fund manager                                                                                     3,203
   Dividends                                                                                          477
   Investments sold                                                                                60,808
Other assets                                                                                           29
---------------------------------------------------------------------------------------------------------
     Total assets                                                                               1,055,385
---------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                                  59,632
Offering costs                                                                                    144,686
Accrued expenses:
   12b-1 distribution and service fees                                                                 23
   Other                                                                                           17,171
---------------------------------------------------------------------------------------------------------
     Total liabilities                                                                            221,512
---------------------------------------------------------------------------------------------------------
Net assets                                                                                     $  833,873
=========================================================================================================
Class A Shares
Net assets                                                                                     $   12,058
Shares outstanding                                                                                  1,250
Net asset value and redemption price per share                                                 $     9.65
Offering price per share (net asset value per share plus
  maximum sales charge of 5.75% of offering price)                                             $    10.24
=========================================================================================================
Class B Shares
Net assets                                                                                     $   11,938
Shares outstanding                                                                                  1,250
Net asset value, offering and redemption price per share                                       $     9.55
=========================================================================================================
Class C Shares
Net assets                                                                                     $   11,938
Shares outstanding                                                                                  1,250
Net asset value, offering and redemption price per share                                       $     9.55
=========================================================================================================
Class R Shares
Net assets                                                                                     $  797,939
Shares outstanding                                                                                 82,440
Net asset value, offering and redemption price per share                                       $     9.68
=========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Nuveen Select Stock Fund
Six Months Ended January 31, 2002

---------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                                       $   3,592
---------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                     4,578
12b-1 service fees -- Class A                                                                          15
12b-1 distribution and service fees -- Class B                                                         60
12b-1 distribution and service fees -- Class C                                                         60
Shareholders' servicing agent fees and expenses                                                        74
Custodian's fees and expenses                                                                      17,370
Trustees' fees and expenses                                                                         2,017
Professional fees                                                                                   3,958
Shareholders' reports -- printing and mailing expenses                                              1,060
Federal and state registration fees                                                                     6
Offering costs                                                                                     31,764
Other expenses                                                                                         38
---------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                               61,000
   Custodian fee credit                                                                               (49)
   Expense reimbursement                                                                          (55,406)
---------------------------------------------------------------------------------------------------------
Net expenses                                                                                        5,545
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       (1,953)
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                            (110,248)
Net change in unrealized appreciation or depreciation of investments                               46,652
---------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                  (63,596)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                           $ (65,549)
=========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)
Nuveen Select Stock Fund

                                                                                                            For the
                                                                                                     Period 9/29/00
                                                                                                      (commencement
                                                                              Six Months Ended       of operations)
                                                                                       1/31/02     through 7/31/01
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                                       $   (1,953)       $   (8,630)
Net realized gain (loss) from investment transactions                                (110,248)         (738,301)
Net change in unrealized appreciation or depreciation of investments                   46,652           (76,713)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                 (65,549)         (823,644)
--------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                            -         1,723,066
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                 (65,549)          899,422
Net assets at the beginning of period                                                 899,422                 -
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                    $  833,873        $  899,422
====================================================================================================================
Balance of undistributed net investment income at the end of period                $        -        $        -
====================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Select Stock Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund invests substantially all of its assets in 25-35 stocks that represent the most attractive portfolio from the companies included in the "Peroni Select Stock List" in order to provide long-term capital growth. The Peroni Select Stock List is based upon the research of Nuveen's Director of Equity Research, Eugene E. Peroni, Jr. which combines a bottom-up evaluation of technical characteristics with a top-down thematic analysis of broad fundamental trends.

The stocks in the Peroni Select Stock List represent the 40-60 companies with the strongest growth potential based upon technical research and the investment themes that Mr. Peroni believes will underlie stock market leadership over the next 12 to 18 months. When selecting stocks from this list, the Fund seeks to diversify its portfolio across sectors and to achieve an attractive return/risk profile. The Fund's investment process does not emphasize a particular investment style or market capitalization. The Fund may invest a portion of its assets in securities of foreign issuers traded in U.S. securities markets.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund may establish a fair value for the security. Debt securities having remaining maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 2002, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2002.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs

Costs incurred by the Fund in connection with its organization and initial registration were expensed as incurred. Offering costs incurred by the Fund are being expensed over a twelve month period on a straight-line basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:


                                                                                         For the
                                                                                      Period 9/29/00
                                                                                      (commencement
                                                                                      of operations)
                                                 Six Months Ended 1/31/02             through 7/31/01
                                                 ------------------------        ------------------------
                                                 Shares           Amount         Shares           Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                            -       $        -          1,250       $   25,000
   Class B                                            -                -          1,250           25,000
   Class C                                            -                -          1,250           25,000
   Class R                                            -                -         82,440        1,648,066
---------------------------------------------------------------------------------------------------------
Net increase                                          -       $        -         86,190       $1,723,066
=========================================================================================================

3. Securities Transactions
Purchases and sales of common stocks for the six months ended January 31, 2002, were as follows:

------------------------------------------------------------------------------
Purchases:
   Common stocks                                               $      476,038
Sales:
   Common stocks                                                      449,218
==============================================================================

At January 31, 2002, the cost of investments owned for federal income tax purposes was $1,691,305.

4. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at January 31, 2002, were as follows:

------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                $       32,854
   depreciation                                                      (801,215)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                     $     (768,361)
==============================================================================

5. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

------------------------------------------------------------------------------
For the first $125 million                                            1.1000%
For the next $125 million                                             1.0875
For the next $250 million                                             1.0750
For the next $500 million                                             1.0625
For the next $1 billion                                               1.0500
For net assets over $2 billion                                        1.0250
==============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2002, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of Fund shares. The Adviser may voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities.

During the six months ended January 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, retained $109 in 12b-1 fees.

At January 31, 2002, The John Nuveen Company owned 1,250 shares of the Fund's Class A, B and C and 82,440 shares of the Fund's Class R.

6. Composition of Net Assets
At January 31, 2002, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                     $1,712,482
Balance of undistributed net investment income                              --
Accumulated net realized gain (loss) from investment transactions     (848,549)
Net unrealized appreciation (depreciation) of investments              (30,060)
-------------------------------------------------------------------------------
Net assets                                                          $  833,873
===============================================================================

Financial Highlights (Unaudited)



Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                  Investment Operations          Less Distributions
                              -----------------------------  --------------------------
                                               Net
                                         Realized/
                                  Net   Unrealized
                Beginning     Invest-      Invest-               Net                      Ending
                      Net        ment         ment           Invest-                         Net
Year Ended          Asset      Income         Gain              ment    Capital            Asset        Total
July 31,            Value      (Loss)       (Loss)    Total   Income      Gains   Total    Value    Return(a)
--------------------------------------------------------------------------------------------------------------
Class A (9/00)
    2002(e)        $10.42      $(.03)       $ (.74)  $ (.77)    $ --       $ --    $ --  $ 9.65        (7.39)%
    2001(d)         20.00       (.12)        (9.46)   (9.58)      --         --      --   10.42       (47.90)
Class B (9/00)
    2002(e)         10.35       (.07)         (.73)    (.80)      --         --      --    9.55        (7.82)
    2001(d)         20.00       (.21)        (9.44)   (9.65)      --         --      --   10.35       (48.20)
Class C (9/00)
    2002(e)         10.35       (.07)         (.73)    (.80)      --         --      --    9.55        (7.82)
    2001(d)         20.00       (.21)        (9.44)   (9.65)      --         --      --   10.35       (48.20)
Class R (9/00)
    2002(e)         10.44       (.02)         (.74)    (.76)      --         --      --    9.68        (7.28)
    2001(d)         20.00       (.10)        (9.46)   (9.56)      --         --      --   10.44       (47.80)
--------------------------------------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
                       -------------------------------------------------------------------------------------
                                    Before Credit/             After           After Credit/
                                    Reimbursement         Reimbursement(b)    Reimbursement(c)
                                ----------------------   ------------------   ------------------------------
                                                 Ratio                Ratio                Ratio
                                                of Net               of Net               of Net
                                               Invest-              Invest-              Invest-
                               Ratio of           ment  Ratio of       ment  Ratio of       ment
                               Expenses         Income  Expenses     Income  Expenses     Income
                       Ending        to      (Loss) to        to  (Loss) to        to  (Loss) to
                          Net   Average        Average   Average    Average   Average    Average   Portfolio
                       Assets       Net            Net       Net        Net       Net        Net    Turnover
                        (000)    Assets         Assets    Assets     Assets    Assets     Assets        Rate
------------------------------------------------------------------------------------------------------------
Class A (9/00)
    2002(e)            $   12   14.88%*   (14.02)%*     1.56%*      (.70)%*     1.54%*   (.68)%*       50%
    2001(d)                13   21.95*    (21.51)*      1.55*      (1.11)*      1.55*   (1.10)*       102
Class B (9/00)
    2002(e)                12   15.66*    (14.79)*      2.33*      (1.46)*      2.31*   (1.44)*        50
    2001(d)                13   22.74*    (22.31)*      2.30*      (1.87)*      2.29*   (1.86)*       102
Class C (9/00)
    2002(e)                12   15.66*    (14.79)*      2.33*      (1.46)*      2.31*   (1.44)*        50
    2001(d)                13   22.74*    (22.31)*      2.30*      (1.87)*      2.29*   (1.86)*       102
Class R (9/00)
    2002(e)               798   14.62*    (13.76)*      1.31*       (.45)*      1.30*    (.44)*        50
    2001(d)               861   21.70*    (21.26)*      1.31*       (.87)*      1.30*    (.86)*       102
------------------------------------------------------------------------------------------------------------

*   Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c) After custodian fee credit and expense reimbursement, where applicable.

(d) For the period September 29, 2000 (commencement of operations) through July 31, 2001.

(e) For the six months ended January 31, 2002.

                                 See accompanying notes to financial statements.

11